UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 14, 2006

VALLEY FINANCIAL CORPORATION

VIRGINIA	000-28342	54-1702380
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

36 Church Avenue, S.W.

Roanoke, Virginia 24011

(Address of principal executive offices)

(540) 342-2265

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Roanoke-based Valley Financial Corporation (OTC-BB), the holding company for Valley Bank, announced April 12, 2006 that it has received approval from The NASDAQ Stock Market, Inc. to list its securities on The NASDAQ Capital Market, previously known as The NASDAQ SmallCap Market. The Company’s securities had previously been traded over the counter and quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities Dealers. Our stock will begin trading on the NASDAQ Capital Market on Monday, April 17, 2006 and will continue to be traded under the symbol VYFC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION

Date: April 14, 2006	/s/ Kimberly B. Snyder
Kimberly B. Snyder, Senior Vice President and Chief Financial Officer